Tim Hortons Tim Hortons 2013 Second Quarter Conference Call 2013 Second Quarter Conference Call Building from Strength Exhibit 99.1

Speakers (in sequence)
Scott Bonikowsky
Vice President, Corporate, Public
& Government Affairs
Paul House
Chairman
Marc Caira
President & Chief Executive Officer
Cynthia Devine
Chief Financial Officer

Safe Harbor Statement

Certain information in this presentation, particularly information regarding future economic performance, finances, and plans, expectations and objectives of management, and other information, constitutes forward-looking information within the meaning of Canadian securities laws and forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995.  We refer to all of these as forward-looking statements. Various factors including competition in the quick service segment of the food service industry, general economic conditions and others described as “risk factors” in the
Company’s 2012 Annual Report on Form 10-K filed February 21
st
, 2013, and our Quarterly Report on Form 10-Q to be filed on
August 8
th
, 2013 with the U.S. Securities and Exchange Commission and Canadian Securities Administrators, could affect the
Company’s actual results and cause such results to differ materially from those expressed in forward-looking statements. As such, readers are cautioned not to place undue reliance on forward-looking statements contained in this presentation, which speak only as to management’s expectations as of the date hereof.
Forward-looking statements are based on a number of assumptions which may prove to be incorrect, including, but not limited to, assumptions about: the absence of an adverse event or condition that damages our strong brand position and reputation;
the absence of a material increase in competition or in volume or type of competitive activity within the quick service restaurant segment of the food service industry; ability to obtain financing on favourable terms; ability to maintain investment grade credit ratings; prospects and execution risks concerning the U.S. market strategy; general worldwide economic conditions; cost and availability of commodities; the ability to retain our senior management team or the inability to attract and retain new qualified personnel; continuing positive working relationships with the majority of the Company’s restaurant owners; the absence of any material adverse effects arising as a result of litigation; and there being no significant change in the Company’s ability to comply with current or future regulatory requirements.
We are presenting this information for the purpose of informing you of management’s current expectations regarding these matters, and this information may not be appropriate for any other purpose.  We assume no obligation to update or alter any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law.  Please review the Company's Safe Harbor Statement at
www.timhortons.com/en/about/safeharbor.html.

Chairman PAUL HOUSE

Appointment of Board Members 5 Sherri Brillon • Thomas Milroy • Executive Vice-President and Chief Financial Officer of Encana Corpoaration Chief Executive Officer of BMO Capital Markets

President & Chief Executive Officer MARC CAIRA

Q2 2013 Overview
Progress in same-store sales
in Canada and U.S.
Continuation of intensified
competitive environment
Positive contributions from
recently-introduced products
Growth in Adjusted Operating
Income* and EPS
Strong cash flow and balance
sheet

*Adjusted operating income is a non-GAAP measure, and excludes a $0.6 million charge for corporate reorganization expenses in Q2 2013.  Please refer to slides 21 and 22 for the reconciliation and details of reconciling item.

Optimizing Capital Structure
Board
approved a
$
900 million
increase in
debt level
Planning to
buy back
~$1 billion
of shares
within the
next year
Proposed
debt ratios
would be
more in line
with Canadian
retail and
many U.S.
restaurant
peers

U.S. Strategy – Improving Returns
Focused on achieving success
in the U.S.
Accelerating our initiative to
partner with well-capitalized
franchisees:
Complementing our development
approach
Reducing capital
starting in 2014
Driving higher returns

Chief Financial Officer CYNTHIA DEVINE

Recapitalization – Factors Considered
Accretive to EPS
Remaining consistent with our focus on building
shareholder value and our strong track record of returning
capital to shareholders
Maintaining a structure that is aligned with the capital
intensity of our business
Preserving strategic flexibility
Operating within our existing
corporate structure

Top-Line Sales Growth
Top-Line Sales Growth

Percentages represent year-over-year comparisons, unless otherwise noted.
*Constant currency basis.
(1) Systemwide sales growth includes restaurant sales at both Franchised and Company-operated restaurants.
(2) Same-stores sales growth includes sales at Franchised and Company-operated restaurants open for 13 months or more. See information on slide 20 regarding these measures.
2013 2012
Q2 Q2
Systemwide Sales
Growth
(1)*
5.0%
6.0%
Same-Store Sales
Growth
(2)
1.5%
1.8%
1.4%
4.9%

Updating FY2013 Guidance
Updating FY2013 Guidance
*Source:  2012 Annual Report on Form 10-K, filed on February 21, 2013 with the SEC and the CSA.
Previously
Announced*
Updated
Targets Targets
Same-Store Sales
Growth
2 -
4%
Below Range
3 -
5%
Below Range
Earnings Per Share 2.87 - 2.97
Reaffirming
$ $

Q2 2013 –
Q2 2013 –
Revenues
Revenues
All numbers rounded.
2013 2012%
Q2 Q2 Change
Sales
Distribution sales
$
468.6
$
471.3 (0.6%)
Company-operated
restaurant sales
6.5 7.0 (7.6%)
Sales from VIEs 93.5 85.5 9.4%
$
568.6
$
563.8 0.8%
Franchise revenues
Rents & royalties
209.3 199.0 5.2%
Franchise fees
22.3 22.8 (2.4%)
231.6 221.8 4.4%
Total revenues
$
800.1
$
785.6 1.9%

All numbers rounded.  N/M – Not Meaningful.
2013 2012%
Q2 Q2 Change
Cost of sales
$
489.1
$
492.9
(0.8%)
Operating expenses
77.0 72.3
6.5%
Franchise fee costs
23.3 24.8
(5.9%)
General & administrative
expenses
38.0 40.3
(5.5%)
Equity (income)
(3.9) (3.9)
1.5%
Corporate reorganization
expenses
0.6 1.3 N/M
Other (income) expense, net
(0.6) (1.0) N/M
Total costs & expenses, net
$
623.6
$
626.7
(0.5%)
Q2 2013 – Costs & Expenses

All numbers rounded.
*Adjusted operating income is a non-GAAP measure, and excludes corporate reorganization expenses of $0.6 million in Q2 2013 ($10.1 million YTD 2013) and $1.3 million in Q2 2012 ($1.3 million YTD 2012). Please refer to slides 21 and 22 for the reconciliation and details of reconciling item.

2013 2012%
Q2 Q2 Change
Operating income
$
176.6
$
158.8
11.2%
Interest expense, net
8.1 7.9
2.6%
Income taxes
43.9 41.7
5.3%
Net income attributable to
noncontrolling interests
0.8 1.2
(29.4%)
Net income attributable to THI
123.7 108.1
14.5%
Diluted EPS attributable to THI
$
0.81
$
0.69
17.0%
Diluted weighted average
shares outstanding (millions)
152,637 155,995
(2.2%)
Adjusted operating income*
$
177.2
$
160.1
10.7%
Q2 2013 – Earnings Highlights

Q2 2013 – Segment Results
U.S.
CANADA
Corporate
services
All numbers rounded. N/M – Not Meaningful.
Please note that we have reclassified our segments effective Q1 2013

Operating Income
Operating Income
2013 2012%
Q2 Q2 Change
$
174.8
$
165.4
5.7%
$
2.6
$
4.1
(36.9%)
($ 1.4)
($11.1)
N/M

Q2 2013 –
Q2 2013 –
Financial Review
Financial Review
All numbers rounded.
*Includes amounts related to the Expanded Menu Board Program.
**Includes $44.4 million long-term portion of Advertising Fund debt related to Expanded Menu Board Program.

Cash Flow
Q2 Cash Capex*
$
43.3
Q2 Depreciation and
Amortization*
$
36.7
Balance Sheet
Cash and cash
equivalents
$
86.6
Restricted cash and
cash equivalents
$
104.8
Total current assets
$
541.1
Total assets
$
2,264.9
Long-term debt**
$
408.7
Capital leases –
long-term
$
115.6

Total systemwide sales growth includes restaurant level sales at both Company and
Franchised restaurants. Approximately 99.5% of our systemwide restaurants were franchised as at June 30
th
, 2013. Systemwide sales growth is determined using a constant exchange rate where noted, to exclude the effects of foreign currency translation. U.S.
dollar sales are converted to Canadian dollar amounts using the average exchange rate of the base year for the period covered. For the second quarter of 2013, systemwide sales on a constant currency basis increased 5.0% compared to the second quarter of 2012.
Systemwide sales are important to understanding our business performance as they impact our franchise royalties and rental income, as well as our distribution income. Changes in systemwide sales are driven by changes in average same-store sales and changes in the number of systemwide restaurants, and are ultimately driven by consumer demand.
We believe systemwide sales and same-store sales growth provide meaningful information to investors regarding the size of our system, the overall health and financial performance of the system, and the strength of our brand and restaurant owner base, which ultimately impacts our consolidated and segmented financial performance. Franchised restaurant sales are not generally included in our Condensed Consolidated Financial Statements (except for certain non-owned restaurants consolidated in accordance with applicable accounting rules).
Systemwide Sales Growth
& Same-Store Sales

Adjusted operating income is a non-GAAP measure. Management uses adjusted operating income to assist in the evaluation of year-over-year performance, and believes that it will be helpful to investors as a measure of underlying operational growth rates. This non-GAAP measure is not intended to replace the presentation of our financial results in accordance with GAAP. The Company’s use of the term adjusted operating income may differ from similar measures reported by other companies. The reconciliation of operating income, a
GAAP measure, to adjusted operating income, a non-GAAP measure, is set forth in the following slide.
Information on Non-GAAP
Measure: Adjusted Operating Income

Reconciliation of Adjusting
Operating Income
All numbers rounded.
2013 2012 2013 2012
Q2 Q2 YTD YTD
Operating income
$
176.6
$
158.8
$
304.5
$
290.5
Add: Corporate
reorganization costs
0.6 1.3 10.1 1.3
Adjusted operating
income
$
177.2
$
160.1
$
314.6
$
291.7